EXHIBIT 32.1

CHIEF EXECUTIVE OFFICER CERTIFICATION OF PERIODIC REPORT UNDER SECTION 906 OF THE

SARBANES-OXLEY ACT

I, Gary W. Rada, President and Chief Executive Officer of Factory Card & Party Outlet Corp. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended May 1, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 7, 2004

/s/ Gary W. Rada
Gary W. Rada
President and Chief Executive Officer